                                                                  EXHIBIT 4.10


                     SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT

          This SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT (this "Amendment"), dated as of May 1, 1998, by and among HILTON HOTELS CORPORATION, a Delaware corporation (the "Company"), DEUTSCHE BANK AG, NEW YORK BRANCH, as issuer of the Letter of Credit (in such capacity, the "Issuer"); DEUTSCHE BANK AG, NEW YORK BRANCH AS SUCCESSOR TO DEUTSCHE BANK AG, LOS ANGELES BRANCH, THE BANK OF NEW YORK, SOCIETE GENERALE, CIBC INC., THE SUMITOMO BANK, LIMITED, THE MITSUBISHI TRUST & BANKING CORPORATION, AND WESTDEUTSCHE LANDESBANK GIROZENTRALE (herein collectively, the "Existing Banks" and individually "Existing Bank"); and DEUTSCHE BANK AG, NEW YORK BRANCH, as agent (in such capacity, the "Agent") and each of the banks listed on Schedule A hereto (each, a "New Bank" and, collectively, the "New Banks"). Unless otherwise expressly defined herein, any capitalized term used herein and defined in the Reimbursement Agreement (as defined below) shall have the meaning assigned to it in the Reimbursement Agreement.

                                     WITNESSETH:

          WHEREAS, the Issuer has issued that certain letter of credit No. 839-53762, dated May 16, 1996 (the "Letter of Credit"), pursuant to that certain reimbursement agreement, dated as of May 16, 1996 as amended by a First Amendment to Reimbursement Agreement, dated as of December 17, 1996 (the "Original Reimbursement Agreement"; as amended from time to time, including by this Agreement, the "Reimbursement Agreement"), by and between the Company, the Agent, the Issuer and the Banks;

          WHEREAS, the Company, the Issuer, the Agent and the Banks each desire to amend the Original Reimbursement Agreement in the manner and pursuant to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the promises made hereunder by the Company, the Issuer, the Agent and the Banks, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.1. ASSIGNMENT AND ASSUMPTION. Each Existing Bank hereby sells and assigns to each New Bank without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from each Existing Bank, that interest in and to each Existing Bank's rights and obligations in respect of the Letter of Credit Commitment, the Risk Participation and the Loans set forth on Schedule A hereto under the Reimbursement Agreement as of the date hereof which for each such New Bank represents such New Bank's Letter of Credit Commitment as set forth on such Schedule A (calculated after giving effect to this Amendment), and represents all of the outstanding rights and obligations under the Reimbursement Agreement that are being sold and assigned to each such New Bank pursuant to this Amendment.

          1.2. EFFECTIVENESS. In accordance with the requirements of Section 11.04(c) of the Reimbursement Agreement, on the Second Amendment Effective Date (as defined below), each New Bank shall be a "Bank" party to the Reimbursement Agreement and shall have all of the rights and obligations of a Bank with a Letter of Credit Commitment as set forth in such Schedule A and each Existing Bank shall be released from its obligations thereunder to a corresponding extent and no further consent or action by any party shall be required.

          1.3. REPRESENTATION AND WARRANTIES. Each Existing Bank (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Reimbursement Agreement or the Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Reimbursement Agreement or the Related Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of their respective obligations under the Reimbursement Agreement or the Related Documents to which they are a party or any other instrument or document furnished pursuant thereto.

          1.4. CONFIRMATION. Each New Bank (i) confirms that it has received a copy of the Reimbursement Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent, or any other New Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Reimbursement Agreement; (iii) appoints and authorizes the Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Reimbursement Agreement and Related Documents as are delegated to the Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Reimbursement Agreement are required to be performed by it as a Bank.

          2. EXTENSION OF SCHEDULED EXPIRATION DATE. In accordance with Section
2.01 of the Reimbursement Agreement, on and as of the Second Amendment Effective Date the Scheduled Expiration Date shall be extended to May 16, 1999. The notice requirement of Section 2.01 is hereby waived in respect of such extension.

          3. LIMITED EFFECT. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Reimbursement Agreement or any other Related Document.

          4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Agent.

          5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          6. EFFECTIVE DATE. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Company, the Agent, each Existing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent.

          7. REFERENCE. From and after the Second Amendment Effective Date, all references in the Reimbursement Agreement and each of the Related Documents to the Reimbursement Agreement shall be deemed to be references to the Reimbursement Agreement as amended hereby.

                                      *   *   *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

THE COMPANY                        HILTON HOTELS CORPORATION


                                   By /s/ Scott A. La Porta
                                     -----------------------------------------
                                       Title: Senior Vice President
                                              and Treasurer


                                   Hilton Hotels Corporation
                                   9336 Civic Center Drive
                                   Beverly Hills, CA 90210
                                   Attention: Scott La Porta
                                                  Senior Vice President
                                                  and Treasurer
                                   Tel: (310) 205-4331
                                   Fox: (310) 205-7849


THE AGENT                          DEUTSCHE BANK AG,
                                   NEW YORK BRANCH, as Agent


                                   By /s/ Stephan A. Wiedemann
                                     -----------------------------------------
                                        Title:    Stephan A. Wiedemann
                                                       Director


                                   By /s/ Susan L. Pearson
                                     -----------------------------------------
                                        Title:    Susan L. Pearson
                                                       Director


                                   Deutsche Bank AG,
                                   New York Branch
                                   31 West 52nd Street
                                   New York, New York 10019
                                   Attention: Inken Finnamore
                                   Tel: (212) 469-8348
                                   Fax: (212) 469-8501

THE ISSUER                         DEUTSCHE BANK AG,
                                   NEW YORK BRANCH, as Isser
                                   of the Letter of credit


                                   By   /s/ Stephan A. Wiedemann
                                     -----------------------------------------
                                        Title:    Stephan A. Wiedemann
                                                  Director


                                   By   /s/ Susan L. Pearson
                                     -----------------------------------------
                                        Title:    Susan L. Pearson
                                                     Director


                                   Deutsche Bank AG,
                                   New York Branch
                                   31 West 52and Street
                                   New York, New York 10019
                                   Attention: Volker Fischer
                                                  Trade Finance
                                   Tel:   (212) 469-8636
                                   Fax:   (212) 469-7880

THE EXISTING BANKS                 DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   AS SUCCESSOR TO DEUTSCHE BANK AG,
                                   LOS ANGELES BRANCH


                                   By   /s/ Stephan A. Wiedemann
                                     ------------------------------------------
                                        Title:    Stephan A. Wiedemann
                                                  Director

                                   By   /s/ Susan L. Pearson
                                     ------------------------------------------
                                        Title:    Susan L. Pearson
                                                     Director

                                   Deutsche Bank AG,
                                   New York Branch as Successor to
                                   Deutsche Bank AG,
                                   Los Angeles Branch
                                   31 West 52nd Street
                                   New York, New York 10019
                                   Attention: Thomas Foley
                                                  Vice President
                                   Tel:   (212) 469-8636
                                   Fax:   (212) 469-7880


                                   THE BANK OF NEW YORK


                                   By   /s/ Lisa Y. Brown
                                     ------------------------------------------
                                        Title:    Lisa Y. Brown, Vice President


                                   The Bank of New York
                                   10990 Wilshire Boulevard
                                   Suite 1125
                                   Los Angeles, California 90024
                                   Attention: Lisa Y. Brown
                                   Tel:   (310) 996-8656
                                   Fax:   (310) 996-8667

                                   THE SUMITOMO BANK, LIMITED


                                   By   /s/ Goro Hirai
                                     ------------------------------------------
                                        Title: Goro Hirai
                                            Joint General Manager


                                   The Sumitomo Bank, Limited
                                   777 South Figueroa Street
                                   Suite 2600
                                   Los Angeles, California 90017
                                   Attention: Al Galluzzo
                                   Tel:  (213) 955-0855
                                   Fax:  (213) 623-6832


                                   WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE,
                                   NEW YORK BRANCH


                                   By  /s/ [ILLEGIBLE]
                                     ------------------------------------------
                                        Title: Director


                                   By  /s/ Elisabeth R. Wilds
                                     ------------------------------------------
                                        Title:  Elisabeth R. Wilds
                                                Associate


                                   Westdeutsche Landesbank Girozentrale
                                   1211 Avenue of the Americas
                                   New York, New York 10036
                                   Attention: Elisabeth Wilds
                                   Tel:  (212) 852-6322
                                   Fax:  (212) 852-6148

                                   THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION


                                   By   /s/ [ILLEGIBLE]
                                     ------------------------------------------
                                        Title:    Deputy General Manager

                                   The Mitsubishi Trust and Banking
                                    Corporation
                                   801 South Figueroa Street
                                   Suite 500
                                   Los Angeles, California 90017
                                   Attention: Dean Kawai
                                   Tel:   (213) 896-4666
                                   Fax:   (213) 687-4631


                                   SOCIETE GENERALE


                                   By   /s/ Alex Kim
                                     ------------------------------------------
                                        Title:    Vice President


                                   Societe Generale
                                   2029 Century Park East
                                   Suite 2900
                                   Los Angeles, California 90067
                                   Attention: Alex Kim
                                   Tel:   (310) 788-7104
                                   Fax:   (310) 551-1537

                                   CIBC INC.


                                   By   /s/ Dean J. Decker
                                     ------------------------------------------
                                     Dean J. Decker
                                     Executive Director
                                     CIBC Oppenheimer Corp., AS AGENT


                                   CIBC Inc.
                                   350 South Grand Avenue
                                   Suite 2600
                                   Los Angeles, California 90071
                                   Attention: Dean Decker
                                   Tel:   (213) 617-6245
                                   Fax:   (213) 346-0157


THE NEW BANKS                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   AS SUCCESSOR TO DEUTSCHE BANK AG,
                                   LOS ANGELES BRANCH


                                   By   /s/ Stephan A. Wiedemann
                                     ------------------------------------------
                                        Title:    Stephan A. Wiedemann
                                                  Director

                                   By   /s/ Susan L. Pearson
                                     ------------------------------------------
                                        Title:    Susan L. Pearson
                                                     Director


                                   Deutsche Bank AG,
                                   New York Branch as Successor to
                                   Deutsche Bank AG,
                                   Los Angeles Branch
                                   31 West 52nd Street
                                   New York, New York 10019
                                   Attention:     Thomas Foley
                                                  Vice President
                                   Tel:   (212) 469-8636
                                   Fax:   (212) 469-7880

                                   THE BANK OF NEW YORK


                                   By   /s/ Lisa Y. Brown
                                     ------------------------------------------
                                        Title:  Lisa Y. Brown, Vice President


                                   The Bank of New York
                                   10990 Wilshire Boulevard
                                   Suite 1125
                                   Los Angeles, California 90024
                                   Attention: Lisa Brown
                                   Tel:   (310) 996-8656
                                   Fax:   (310) 996-8667


                                   SOCIETE GENERALE


                                   By   /s/ Alex Kim
                                     ------------------------------------------
                                        Title:  Vice President


                                   Societe Generale
                                   2029 Century Park East
                                   Suite 2900
                                   Los Angeles, California 90067
                                   Attention: Alex Kim
                                   Tel:   (310) 788-7104
                                   Fax:   (310) 551-1537

                                   CIBC, INC.


                                   By   /s/ Dean J. Decker
                                     ------------------------------------------
                                     Dean J. Decker  Executive Director
                                     CIBC Oppenheimer Corp., AS AGENT


                                   CIBC Inc.
                                   350 South Grand Avenue
                                   Suite 2600
                                   Los Angeles, California 90071
                                   Attention: Dean Decker
                                   Tel:   (213) 617-6245
                                   Fax:   (213) 346-0157


                                   BANCA NAZIONALE DE LAVORO


                                   By /s/ Adolph S. Mascari
                                      ------------------------------------------
                                      Title:  Assistant Vice President

                                   By /s/ [Illegible]
                                      ------------------------------------------
                                      Title:  First Vice President


                                   BANCA NAZIONALE DEL LAVORO
                                   25 West 51st Street
                                   New York, NY 10019
                                   Attention: Adolph Mascari
                                   Tel:   (212) 314-0207
                                   Fax:   (212) 765-2978